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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 13, 2004


                              REPUBLIC BANCORP INC.
             (Exact name of registrant as specified in its charter)


      Michigan                      0-15734                    38-2604669
(State or other jurisdiction    (Commission File No.)        (IRS Employer
     of incorporation)                                     Identification No.)

                  1070 East Main Street, Owosso, Michigan 48867
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (989) 725-7337

          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION F-D DISCLOSURE

         On January 13, 2004, the Company released its fourth quarter and year-end results and held a conference call to discuss the earnings release. A recording of the call is available on the Internet at www.republicbancorp.com. The press release is attached as Exhibit 99.1 to this Item 9.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REPUBLIC BANCORP INC.



Date:  January 13, 2004                        By:    /s/ Thomas F. Menacher
                                                      -----------------------
                                               Name:  Thomas F. Menacher
                                               Its:   Executive Vice President,
                                                      Treasurer and Chief
                                                      Financial Officer




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                                8-K EXHIBIT INDEX


Exhibit No.           Description

   99.1               Republic Bancorp Inc. Press Release Dated January 13, 2004